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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 15, 2000


                                   RETEK INC.
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             (Exact Name of Registrant as Specified in its Charter)


           Delaware                        0-28121                      51-0392671
-------------------------------    ------------------------    --------------------------
(State or Other Jurisdiction of    (Commission File Number)         (I.R.S. Employer
               Incorporation)                                    Identification Number)
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                                  Midwest Plaza
                          801 Nicollet Mall, 11th Floor
                              Minneapolis, MN 55402
                                 (612) 630-5700
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         (Address, including zip code, and telephone number, including area code, of principal executive offices)






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ITEM 5.  Other Events.


         Effective December 15, 2000, Alex Way Hart resigned from our board of directors. Mr. Hart was designated a member of our board of directors by HNC
Software, Inc. and resigned as a result of the recent completion of our spin-off from HNC Software, Inc.




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                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  RETEK INC.


DATE:  December 20, 2000          By:   /s/ Gregory A. Effertz
                                       -----------------------------------------
                                       Gregory A. Effertz
                                       Vice President, Finance & Administration,
                                       Chief Financial Officer, Treasurer and
                                       Secretary




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